SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): February 15, 2008

                           HOLLOMAN ENERGY CORPORATION
                           ---------------------------
                 (Name of Small Business Issuer in its charter)

        Nevada                     000-52419                  77-0643398
----------------------     ------------------------      -------------------
(State of incorporation)     (Commission File No.)          (IRS Employer
                                                          Identification No.)
                             5257 West Interstate 20
                            Odessa, Texas, 79769-9410
                      -----------------------------------
          (Address of principal executive offices, including Zip Code)

        Registrant's telephone number, including area code: (432) 381-2050
                                                            --------------

          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry Into a Material Definitive Agreement

     On August 3, 2007 the Company acquired Endeavor Canada Corporation ("Endeavor Canada"), an Alberta corporation involved in the exploration and development of oil and gas, for 9,000 shares of the Company Series A Preferred stock and 9,000,000 shares of the Class A Preferred stock of the Company's wholly owned subsidiary, First Endeavor Holdings Inc. Each Series A Preferred share is convertible into one share of the Company's common stock and is entitled to 1,000 votes on any matter submitted to the Company's shareholders for approval. Each Class A Preferred share of First Endeavor Holdings is, at the option of the holder of the shares, convertible into one share of the Company's common stock. Cameron King, a former officer and director of the Company, owned a controlling interest in Endeavor Canada at the time of this transaction and received 6,500 shares of the Company's Series A Preferred stock and 6,500,000 First Endeavor Holdings Class A Preferred shares in exchange for his shares in Endeavor Canada.

     On February 1, 2008 the Company entered into an agreement with Mr. King which provided the Company with the option of exchanging all of the Company's interest in Endeavor Canada for the Company's Series A Preferred shares and the Class A Preferred shares of First Endeavor Holdings previously issued to Mr. King.

     Endeavor Canada was incorporated in May 2006. Between May 2006 and December 2006 Endeavor Canada acquired oil and gas properties in Alberta, Canada but was otherwise relatively inactive.

     As of February 15, 2008 Endeavor Canada had a 100% working interest in one well, a 50% working interest in four wells, a 40% working interest in seven wells and working interests of 25% or less in two wells. As of February 15, 2008 six of the wells were producing a total of approximately 2,540 mcf of gas per month (1,140 mcf of gas net to Endeavor Canada's working interest in these wells) and the remaining eight wells were shut in due to required maintenance or the current price of natural gas.

      On February 15, 2008 the option was exercised. As a result, the 6,500 shares of the Company's Series A Preferred stock and the 6,500,000 Class A Preferred shares of First Endeavor Holdings issued to Mr. King were returned to the Company and cancelled and all outstanding shares of Endeavor Canada were transferred to Mr. King.

Item 2.01   Completion of Acquisition or Disposition of Assets

      See Item 1.01 of this report.

Item 9.01   Financial Statements and Exhibits

      Number            Description
      ------            -----------

      10.4 Agreement relating to the sale of Endeavor Canada Corporation is incorporated by reference to Exhibit 10.4 filed with the Company's report on Form 10-KSB for the year ended December 31, 2007.

      Proforma financial statements reflecting the sale of Endeavor Canada Corporation are attached.

                           HOLLOMAN ENERGY CORPORATION
                     (Formerly Endeavor Energy Corporation)
                         (An Exploration Stage Company)

                    PRO-FORMA CONSOLIDATED BALANCE SHEET AND
                             STATEMENT OF OPERATIONS
                                DECEMBER 31, 2007

                                   (Unaudited)

On February 1, 2008, Holloman Energy Corporation (formerly Endeavor Energy Corporation) an exploration stage company (the "Company"), entered into an agreement with its former Chief Executive Officer, Cameron King, which provided the Company the option of exchanging all of its interest in Endeavor Canada Corporation ("Endeavor Canada") for its Series A Preferred shares and the Class A Preferred shares of First Endeavor Holdings, Inc. previously issued to Mr. King in connection with the Company's original acquisition of Endeavor Canada.

On February 15, 2008 the Company exercised its option with Mr. King. As a result, the 6,500 shares of the Company's Series A Preferred stock and the 6,500,000 Class A Preferred shares of First Endeavor Holdings, Inc. issued to Mr. King were returned to the Company and cancelled. All outstanding shares of Endeavor Canada were transferred to Mr. King (the "Divestiture").

The pro-forma consolidated balance sheet has been prepared to reflect the Divesture as if it was effective on December 31, 2007. The statement of operations has been prepared to reflect the statement of operations of the Company for the year ending December 31, 2007 as if the Divesture was effective on August 3, 2007 being the date of acquisition of Endeavor Canada.

These pro-forma consolidated statements should be read in conjunction with the Company's December 31, 2007 audited financial statements as filed on Form 10-KSB with the Securities and Exchange Commission April 15, 2008.

                           HOLLOMAN ENERGY CORPORATION
                     (Formerly Endeavor Energy Corporation)
                         (An Exploration Stage Company)
                      PROFORMA CONSOLIDATED BALANCE SHEETS


  Profroma HEC
                                        Consolidated HEC                             Post-Divestiture
                                        December 31, 2007    Pro-Forma Adjustments   December 31, 2007
                                        -----------------    ---------------------   -----------------
                                                             (a)      (b)     (c)
                     ASSETS
CURRENT ASSETS
  Cash                                   $            -                                $          -
  Accounts receivable                            14,339   (14,339)                                -
  Other receivable                               63,386   (63,386)                                -
  Prepaid expenses and deposits                 115,147  (115,147)                                -
                                         --------------- --------- --------- --------- -------------
                                                192,872                                           -

Equipment, net                                   14,019   (14,019)                                -
Oil and gas properties, full cost
 method, net of depletion                    22,945,468  (574,543)                       22,370,925
Deposit on acquisition                          639,487         -                           639,487
Due from Endeavor Canada                              - 1,787,052 (1,787,052)                     -
Refundable deposit                                5,044    (5,044)                                -
                                         --------------- --------- --------- --------- -------------
           Total Assets                  $   23,796,890                                $ 23,010,412
                                         ===============                               =============

      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
 Accounts payable and accrued
   liabilities                           $      821,903  (615,078)                          206,825

 Loans payable                                  585,928  (537,565)                           48,363
 Due to related parties                       1,158,415  (351,504)                          806,911
                                         --------------- --------- --------- --------- -------------
                                              2,566,246                                   1,062,099

Deferred tax liability                        6,177,000                                   6,177,000
Asset retirement obligations                     60,692   (60,692)                                -
                                         --------------- --------- --------- --------- -------------
        Total Liabilities                     8,803,938                                   7,239,099
                                         ---------------                               -------------
STOCKHOLDERS' EQUITY
 Authorized (Holloman):
  10,000,000 preferred shares, par value
  $0.001 per share 150,000,000 common
  shares, par value $0.001 per share
 Issued and outstanding (Holloman):
  9,000 preferred shares                              9                           (7)            2
  81,219,358 common shares                       81,219                                      81,219
 Authorized (FEH):
  10,000,000 preferred shares, par value
  $0.001 150,000,000 common shares, par
  value $0.001
 Issued and outstanding (FEH):
  9,000 preferred shares                          9,000                        (6,500)       2,500
 Additional paid in capital                  17,903,746                                  17,903,746
 Accumulated other comprehensive income
  (loss)                                        (30,870)                                    (30,870)
 Deficit accumulated during the
  exploration stage                          (2,970,152) 2,565,412 (1,787,052)  6,507    (2,185,284)
                                         --------------- --------- ----------- --------- -----------
      Total Stockholders' Equity             14,992,952                                  15,771,313
                                         ---------------                               -------------

      Total Liabilities and
        Stockholders' Equity             $   23,796,890                                $ 23,010,412
                                         ===============                               =============


                           HOLLOMAN ENERGY CORPORATION
                     (Formerly Endeavor Energy Corporation)
                         (An Exploration Stage Company)
                 PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2007


                                                                                       Profroma HEC
                                          Consolidated HEC                           Post-Divestiture
                                             31-Dec-07       Pro-Forma Adjustments   December 31, 2007
                                                           -------------------------
                                                           (a)         (b)       (c)

REVENUE
   Oil and gas sales, net
   of royalties                           $   58,957    $ (58,957)                                 -
                                          -----------  -----------  ----------  --------   ----------
GENERAL AND ADMINISTRATIVE EXPENSES
   Consulting                                185,727      (54,857)                           130,870
   Depletion, depreciation, and
     accretion                                47,422      (47,754)                              (332)
   Interest and financing costs              132,375     (131,841)                               534
   Management fees                            65,623      (65,623)                                 -
   Office and general                        425,655     (239,311)                           186,344
   Production costs and taxes                122,156     (122,156)                                 -
   Professional fees                         289,319     (129,614)                           159,705
   Salaries, wages, and benefits             245,336     (158,670)                            86,666
                                          -----------  -----------  ----------  --------   ----------
                                           1,513,613     (949,826)                           563,787
                                          -----------  -----------  ----------  --------   ----------
LOSS BEFORE THE FOLLOWING                 (1,454,656)     890,869                           (563,787)

OTHER ITEMS
   Foreign exchange gain/(loss)               92,635      (57,016)                            35,619
   Interest income                             3,280       (3,280)                                 -
   Provision for impairment of oil and
    gas properties                          (149,004)     149,004                                  -
                                          -----------  -----------  ----------  --------   ----------
                                             (53,089)      88,708                             35,619
                                          -----------  -----------  ----------  --------   ----------
NET LOSS FROM DISCONTINUED OPERATIONS              -     (979,577)                          (979,577)

GAIN FROM DISPOSAL OF DISCONTINUED
OPERATIONS                                         -    2,565,412  (1,787,052)    6,507      784,867
                                          -----------  -----------  ----------  --------   ----------

NET LOSS                                 $(1,507,745)                                      $(722,878)
                                          ===========                                      ==========

BASIC AND DILUTED NET LOSS PER COMMON
SHARE                                    $     (0.02)                                      $   (0.01)
                                          ===========                                      ==========
WEIGHTED AVERAGE NUMBER OF BASIC AND
  DILUTED COMMON SHARES OUTSTANDING       63,743,997                                      63,743,997
                                          ===========                                     ===========


HOLLOMAN ENERGY CORPORATION
(Formerly Endeavor Energy Corporation)
(An Exploration Stage Company)
NOTES TO PRO-FORMA CONSOLIDATED BALANCE SHEET AND STATEMENT OF OPERATIONS

(a)  Elimination of Endeavor Canada's net liabilities
     The assets and liabilities of Endeavor Canada are eliminated and the net impact is booked as a gain on disposal of discontinued operations recognized in connection with the Divestiture.

(b)  Write-off of intercompany  account
     In connection with the Divestiture, the Company has determined that its $1,787,052 intercompany receivable from Endeavor Canada is uncollectible. As a result, this receivable has been written-off resulting in a reduction of the gain recognized from the Divestiture.

(c)  Treasury shares retired
     In exchange for the shares of Endeavor Canada, the Company received and retired 6,500 shares of its Series A Preferred stock and 6,500,000 Class A Preferred shares of its wholly-owned subsidiary, First Endeavor Holdings, Inc. The par value method was used to account for the return of the treasury shares since they were to be cancelled immediately upon their return.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   June 3, 2008                         HOLLOMAN ENERGY CORPORATION



                                        By:  /s/ Grant Petersen
                                             -------------------------------
                                             Grant Petersen, President and Chief
                                             Executive Officer